SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 17, 2004

(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

WISCONSIN	1-7626	39-0561070
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

777 EAST WISCONSIN AVENUE

MILWAUKEE, WISCONSIN 53202-5304

(Address and zip code of principal executive offices)

(414) 271-6755

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 17, 2004, the Company issued a press release announcing its financial results for the year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION
(Registrant)

By:	/S/ JOHN L. HAMMOND
Name: John L. Hammond
Title: Vice President, Secretary and General Counsel

Date: February 17, 2004

EXHIBIT INDEX

99.1	Press Release issued February 17, 2004.